UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2023

KINGSWOOD ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39700	85-2432410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Battery Place, Room 625

New York, New York 10004

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 404-7002

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 25, 2023, Howard Garland resigned as a member of the Board of Directors (the "Board") of Kingswood Acquisition Corp. (the "Company") and as member and chairman of the Audit Committee of the Board. The Board accepted his resignation. Mr. Garland stated that his resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On April 25, 2023, the Board elected Duncan Gerard as a Class III director of the Company to fill the vacancy resulting from Mr. Garland’s resignation from the Board. Additionally, the Board has appointed Mr. Gerard as a member and the chairman of the Audit Committee of the Board. Mr. Gerard will serve as a member of the Board until his successor has been elected and qualified, or his earlier death, resignation, retirement, disqualification or removal.

The Board has determined that Mr. Gerard qualifies as an independent director in accordance with and otherwise meets all applicable requirements to serve on the Board and Audit Committee, including the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”). The Board also determined that Mr. Gerard qualifies as an "audit committee financial expert" as defined by Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended, based on the Board's evaluation of his knowledge of accounting, qualifications and experience.

There are no arrangements or understandings between Mr. Gerard and any other persons pursuant to which Mr. Gerard was appointed a director of the Company, and there are no family relationships between Mr. Gerard and any director or executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWOOD ACQUISITION CORP.

	By:	/s/ Michael Nessim
Name: Michael Nessim
Title: Chief Executive Officer

Dated: April 26, 2023